                                                                  EXHIBIT 99.1

                                   Exhibit 1

                     BENEFICIARIES OF NTC LIQUIDATING TRUST



                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     American Express Travel Related
                      Services
                     200 Vesey Street
                     New York, NY

                     Ameridata
                     P.O. Box 75210
                     Baltimore, MD 21275-5210

                     Tom L. Anthony
                     1540 S. Galena Way, #1529
                     Denver, CO 80231

                     Arthur Andersen & Co.
                     1225 17th Street, Suite 3100
                     Denver, CO 80202

                     Automatic Data Processing
                     Department 561
                     Denver, CO 80271-0651

                     Richard C. Bares
                     Hangar 9, Box B4
                     7375 S. Peoria Street
                     Englewood, CO 80112

                     John Barter
                     6222 S. Hudson Court
                     Littleton, CO 80121

                     Sonia Barter
                     6222 S. Hudson Court
                     Littleton, CO 80121

                     William O. Benson
                     6633 East Vassar
                     Denver, CO 80224

                     Clark M. Beyer
                     1600 N. Oak St., #1710
                     Arlington, VA 22209

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Dennis Bishop
                     Greenergy Court, 16F
                     Greenvale Village
                     Discovery Bay
                     HONG KONG

                     Norman Blome
                     6256 Northwoods Glenn Drive
                     Parker, CO 80134

                     Arthur Boco
                     740 Pearl Street, #305
                     Denver, CO 80203

                     Nicholas Bouchey
                     128 South Yank Way
                     Lakewood, CO 80228

                     Robert Bovey
                     2603 Valley Drive
                     Alexandria, VA 22302

                     Frederick Boyne
                     R.R. 2, Box 232
                     Battle Lake, MN 56515

                     Ann R. Braziel
                     3181 S. Scafford Street
                     Arlington, VA 22206

                     British Nuclear Fuels Plc
                     Springfield Woods
                     Salwick Near Preston
                     Lancashire PR4 OXJ
                     England

                     Bureau of National Affairs
                     1231 25th Street N.W.
                     Washington, D.C. 20037

                     Concord Employee Savings
                     & Investment Plan
                     1515 Arapahoe Street, Suite 900
                     Denver, CO 80202

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Cameco Corporation
                     2121 11th Street West
                     Saskatoon, Saskatchewan
                     Canada S7M 1J3

                     City of Anaheim
                     201 S. Anaheim Blvd.
                     Suite 802
                     Anaheim, CA 92805

                     City of Riverside
                     3601 University Avenue
                     Second Floor
                     Riverside, CA 92501

                     William Cobb
                     7833 S. Locust Court
                     Englewood, CO 80112

                     Comurhex
                     N.P. 206 78144 Velizy
                     Villacoublay Cedex
                     France

                     William J. Crocker
                     3903 Fairview Drive
                     Fairfax, VA 22031

                     DHL Airways, Inc.
                     P.O. Box 78016
                     Phoenix, AZ 85062-8016

                     Franz J. Dahlkamp
                     Oelbergstr. 10-Liessem
                     D 5307 Wachtberg Bonn
                     Germany

                     Linda L. Davis
                     3089 S. Clarkson
                     Englewood, CO 80110

                     Kirsten Day
                     10 Heronvue Road
                     Greenwich, CT 06831

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Brad Doores
                     1675 W. Castle Mesa
                     Castle Rock, CO 80104

                     Helen Dudarenko
                     Krasneprolctarskaya, 32
                     103830 Moscow

                     Duft & Partner
                     Bleicherweg 45
                     CH-8002 Zurich

                     ENEL Societa Per Azioni
                     Via G.B. Martini 3
                     00198 Roma

                     Energy Fuels Exploration Co.
                     1515 Arapahoe St., Suite 900
                     Denver, CO 80202

                     Energy Fuels Limited
                     1515 Arapahoe St., Suite 900
                     Denver, CO 80202

                     Faegre & Benson
                     370 17th Street
                     Suite 2500
                     Denver, CO 80202

                     Fletcher Challenge Industries
                     155 N.E. 100th Street, Ste 410
                     Seattle, WA 98125

                     Florida Power & Light
                     700 Universe Blvd.
                     P.O. Box 14000
                     Juno Beach, FL 33408-0420

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Edward M. Gabriel
                     3417 1/2 P Street, N.W.
                     Washington, D.C. 20007

                     Dustin Garrow
                     7 Pin Oak Drive
                     Littleton, CO 80127

                     Jill Gilpin
                     3075 Umatilla
                     Denver, CO 80210

                     David Grant
                     4767 S. Ivory Court
                     Aurora, CO 80015

                     Linda L. Gunter
                     1525 S. George Mason Dr., #13
                     Arlington, VA 22204

                     Earl E. Hoellen
                     1512 Larimer, #40
                     Denver, CO 80202

                     Hogan & Hartson
                     555 13th Street, N.W.
                     Washington, D.C. 20004

                     Johnson & Higgins of Arizona
                     P.O. Box 730309
                     Dallas, TX 75373-0309

                     Randal Jones
                     12 Trejon Road, Suite 18
                     Lindfield, NSW
                     2070 Australia

                     Kelly Jorgensen
                     1309 E. 17th Avenue
                     Denver, CO 80218

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     KB Aktiengesellschaft Fuer
                     Kernbrennstoffe (KKL)
                     c/o Elektrizitaets-Gesellschaft
                     Laufenburg AG
                     CH08022 Zurich
                     Switzerland

                     Kazahkstan
                     Intertech Corporation
                     Dr. Matthew Grodowski
                     3 Commerce Drive, Suite 301
                     Atkinson, NY 03811

                     Kernkraftwerk Gosgen-Daniken
                     AG (KKG)
                     Postfach 64
                     CH-4658 Daniken
                     Switzerland

                     Nancy Kilpatrick
                     6090 W. 83rd Place
                     Arvada, CO 80003

                     Guerman Kornilov
                     9803 Bristol Square Lane
                     Montgomery, MD

                     Kathleen Kuziel
                     6917 Westmoor Way
                     San Jose, CA 95129

                     Karen Lee
                     14303 E. Dickerson Dr., #C
                     Aurora, CO 80014

                     Robert Lewis
                     5220 China Garden Road
                     Austin, TX 78730

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     James J. Lightner
                     Route de la Fontaine
                     Prevessin 01280 FRANCE

                     Harold C. Lindberg
                     15 Hardee Lane
                     Whispering Pines, NC 28327

                     Kenten Lindberg
                     5 Periwinkle
                     Littleton, CO 80127

                     Dianna M. Lyons
                     1401 E. Northcrest Drive
                     Highlands Ranch, CO 80126

                     MCI Telecommunications
                     601 S. 12th Street
                     Dept. 3319/081
                     Arlington, VA 22202

                     Todd A. Macy
                     9 South Downing St., #91
                     Denver, CO 80209

                     Kelly M. Martek
                     141 W. Irvington Place, #2
                     Denver, CO 80223

                     Peter Mazula
                     2535 Sumac Avenue
                     Boulder, CO 80304

                     Miller & Chevalier
                     655 15th Street N.W.
                     Suite 900
                     Washington, D.C. 20005

                     Misbrener, Deneen
                     449 Wright St., #1
                     Lakewood, CO 80228

                     Richard Munson
                     76 Dawn Heath Circle
                     Littleton, CO 80127

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Gerald L. Murdock
                     35 Barker Road, #1A
                     The Peak
                     Hong Kong

                     Fletcher Newton
                     2419 S. Gray Dr.
                     Lakewood, CO 80227

                     Boris Nikipelov
                     [Address Unknown]

                     Nordostschweizerische Karftwerke
                     AG (NOK)
                     Parkstrasse 23
                     Baden CH-5400
                     Switzerland

                     North Atlantic Energy Service Corp.
                     Yankee Atomic Elec. Co.
                     580 Main Street
                     Bolton, MA 01740-1298

                     NuTrans
                     1515 Arapahoe St., Suite 900
                     Denver, CO 80202

                     Ronald Nuzman
                     1932 W. Briarwood
                     Littleton, CO 80120

                     Pacific Gas & Electric Company
                     Mail Code A10B
                     P.O. Box 770000
                     San Francisco, CA 94177

                     Park Central Management Co.
                     c/o Otten, Johnson, Robinson, et al.
                     950 17th Street, Suite 1600
                     Denver, CO 80202

                     Charles N. Peterson
                     8407 River Rock Terrace
                     Bethesda, MD 20817

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Philadelphia Electric Company
                     2301 Market Street
                     P.O. Box 8700
                     Philadelphia, PA 19101

                     Phoenix Network
                     550 California, 11th Floor
                     San Francisco, CA 94104

                     Thomas C. Pool
                     2024 Goldenvue Drive
                     Golden, CO 80401

                     Robert H. Porter
                     111 Park Central, #900
                     Denver, CO 80202

                     Powell, Goldstein, Frazier & Murphy
                     191 Peachtree St., NE
                     16th Floor
                     Atlanta, GA 30303

                     Mitchell A. Presnick
                     Flat 4B, 39 Caine Road
                     Hong Kong

                     Don Radcliffe
                     207 Kirk Avenue
                     Ypsilanti, MI 48197

                     Reidman Insurance
                     822 Lincoln Avenue
                     Steamboat Springs, CO 80477

                     Resource Holdings
                     520 Madison Avenue, 40th Floor
                     New York, NY 10022

                     Donna Rives
                     Route 1, Box 335-2
                     Osage Beach, MO 65065

                     John W. Roncalio
                     3024 Capitol Avenue
                     Cheyenne, WY 82001

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     T. Frank Roncalio
                     3024 Capitol Avenue
                     Cheyenne, WY 82001

                     Teno Roncalio
                     3024 Capitol Avenue
                     Cheyenne, WY 82001

                     Robert Saffell
                     31076 Shawnee Lane
                     Evergreen, CO 80439

                     Kiichiro Saido
                     ABS Building 7F
                     2-4-15 Kudan-Mminami
                     Chiyoda Ku, Tokyo

                     Siemens Power Corporation
                     2101 Horn Rapids Road
                     P.O. Box 130
                     Richland, WA 99352-0130

                     Southern California Edison Company
                     23 Parker Street
                     Irvine, CA 92718

                     Texas Utilities Electric Company
                     P.O. Box 111
                     Dallas, TX 75221-0111

                     Andrew Toft
                     375 Corona Street
                     Denver, CO 80218

                     TradeTech, LLC
                     One Park Central, #580
                     Denver, CO 80202

                     Trammell Crow Company
                     Department 383
                     Denver, CO 80291-0631

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Transcommerce International, Inc.
                     Zurichstrasse 135
                     8700 Kusnacht - Zurich
                     Switzerland

                     Transnucleaire - Paris
                     9-11, rue Christophe - Colomb
                     75008 Paris
                     France

                     U.S. West Communications
                     Denver, CO 80244-0001

                     Union Electric Company
                     1901 Chouteau Avenue
                     St. Louis, MO 63103

                     University Clinical Pathology
                     P.O. Box 7700
                     Indianapolis, IN 46277-3676

                     Ann Vanderslice
                     4535 W. Warren Avenue
                     Denver, CO 80219

                     Mario Vasquez
                     Casilla de Correco Central 2897
                     1000 Buenos Aires
                     Argentina

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     James E. Vaughan
                     430 Villas des Hautins
                     F-01280 Prevessin
                     France

                     Hans Vogt
                     Rebenfeldstrasse 7
                     CH-4654 Lostorf
                     Switzerland

                     Washington Public Power Supply System
                     P.O. Box 2
                     Richland, WA  99352-0000

                     David Westburg
                     3374 E. Meadow Creek Place
                     Highlands Ranch, CO 80126

                     Westinghouse Electric Corporation
                     P.O. Box 73121
                     Chicago, IL 60673

                     Sharon Wheeler
                     5946 S. Fairfax Court
                     Littleton, CO 80121

                     George White, Jr.
                     197 Meadowood Drive
                     Portola Valley, CA 94028

                     William Wiese
                     1125 Steele Street
                     Denver, CO 80206

                     Brent Winans
                     11452 W. 28th Avenue
                     Lakewood, CO 80215

                     Wisconsin Public Service Corporation
                     P.O. Box 19002
                     Green Bay, WI 54307-9002

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Colorado Records Search, Inc.
                     7114 West Jefferson Avenue
                     Suite 210
                     Denver, CO 80235

                     Global Nuclear Services & Supply, Ltd.
                     1001 G Street, N.W., Suite 425W
                     Washington, D.C. 20001

                     Kyrgyztan
                     Kara - Balta Mining Kombinat
                     Bishkek (Frunze)
                     Republic of Kyrgystan

                     Navoi Mining & Metallurgy Kombinet
                     Schevchenko U1.26
                     706800 Navoi Uzbekistan

                     Palabora Mining Company Limited
                     Rio Tinto House
                     122 Pybus Road
                     2199 Sandton, South Africa

                     Techsnobexport Co., Ltd.
                     Staromonetnyj per., 26
                     109180 Moscow

                     Vostgok Eastern Ore Processing
                     Kombinat
                     Mr. Mikhail Ivanovich Babek
                     Ulitsa Gorkogo, 2
                     322530 Zheltye Vody
                     Ukraine

                     Vostokredmet Kombinat
                     Chkalousk, Tajikistan

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Braunkohle Transport U.S.A., Inc.
                     4193 Crescent Drive
                     St. Louis, MO 63129

                     Cogema
                     2 Rue Paul - Dautier BP 4
                     78141 Velizy
                     Willacoublay Cedex
                     France

                     Edlow International Company
                     1815 H Street, N.W.
                     Suite 910
                     Washington, D.C. 20006

                     Martin Marietta Utility Services, Inc.
                     P.O. Box 628 M/S 6007
                     Piketon, OH 45661

                     National Board of Boiler & Pressure
                      Vessel Inspectors
                     1055 Crupper Avenue
                     Columbus, OH 43229-1183

                     Nuclear Cargo & Service GmbH
                     Postfach 110069, 6450 Hanau 11
                     Rodenbacher Chaussee 6

                     David M. Fuller
                     5099 S. Franklin St
                     Englewood, CO 80110

                     Michael Williamson
                     2390 Kearney Street
                     Denver, CO 80207

                     Cambria L. Olson
                     1643 S. Beech St
                     Lakewood, CO 80228

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Peter R. Wood
                     101 Tudor Drive
                     Kingston Upon Thames
                     Surrey KT2 5NP
                     England

                     Heather A. Ulibarri
                     10485 Hoyt Street
                     Broomfield, CO 80021

                     Federal Express
                     Attn: Revenue Recovery Bankruptcy
                      Dept.
                     2650 Thousand Oaks Blvd. - Suite 1180
                     Memphis, TN 38118

                     Roy Lee Clanton, Jr.
                     5754 S. Kittredge St.
                     Aurora, CO 80015-4004

                     Robert Scott Lumadue
                     7716 S. Forest St.
                     Littleton, CO 80122

                     EVRODIF
                     116 Avenue Aristide Brand BP 25
                     92220 Bagneux Cedex

                     Harold C.Lindberg
                     15 Hardee Lane
                     Whispering Pines, NC 28327

                     Vostokredmet Kombinat
                     c/o Suzanne M. Rogers, Esq.
                     240 Josephine Street, Suite 204
                     Denver, CO 80206

                     Heather A. Ulibarri
                     10485 Hoyt Street
                     Broomfield, CO 80021

                     Lori Mattics
                     3081 S. Helena St.
                     Aurora, CO 80013

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Xerox Corporation
                     1301 Ridgeview Drive-300
                     Lewisville, TX 75057

                     Carlo Gavazzi Holding AG
                     Sumpfstrasse 32
                     6312 Steinhausen
                     Switzerland

                     Pepsi-Cola
                     Attn:  John Huey
                     3801 Brighton Blvd.
                     Denver, CO 80216

                     National Board of Boiler & Pressure
                      Vessel Inspectors
                     1055 Crupper Avenue
                     Columbus, OH 43229-1183

                     Friden Neopost
                     f/k/a Friden Alcatel
                     30955 Huntwood Ave.
                     Haywood, CA 94544

                     Shawn C. Nitcher
                     14919 Timberchase Place
                     Cypress, TX 77429

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Carlo Gavazzi Holding AG
                     Sumpfstrasse 32
                     6312 Steinhausen
                     Switzerland

                     AT&T Easylink Services
                     117 14th Street, N.E.
                     Atlanta, GA 30309

                     Pennington Solicitors
                     Highfield
                     Brighton Road
                     Godalming Surrey GV7 INS

                     American Business Technology
                     Brooks Catlin
                     P.O. Box 2386
                     Merrifield, VA 20001

                     Texas Utilities Electric Company
                     Attn: B.W. Cross
                     1601 Bryan Street, EP12
                     Dallas, TX 75201-3411

                     Ralph O. Smith
                     141 Braemar Drive
                     Cheshire, CT 06410

                     Mary Grace Diehl, Esq.
                     Troutman Sanders LLP
                     600 Peachtree Street, #5200
                     Atlanta, GA 30308-2216

                     Combustion Engineering, Inc.
                     c/o Valdemar Probst, Esq.
                     1000 Prospect Hill Road
                     M/S 7909-0428
                     Windsor, CT 06095-0500

                     Southern California Edison Company
                     c/o Douglas P. Ditonto, Esq.
                     2244 Walnut Grove Avenue
                     Rosemead, CA 91770

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Mr. Hans Vogt
                     c/o Nuexco Exchange AG
                     Leberngasse 15
                     4603 Olten
                     Switzerland

                     Cogema Mining, Inc.
                     7401 Wisconsin Avenue
                     Bethesda, MD 20814
                     Attn:  Gary Fox

                     Miller & Chevalier
                     c/o Mark L. Fulford, Esq.
                     Sherman & Howard
                     633 17th Street, Ste 3000
                     Denver, CO 80202

                     COMURHEX
                     Joel Toumelin
                     Comurhex BP 206
                     78144 Velizy-Villacoublay
                     Cedex, France

                     Department of the Treasury
                     Internal Revenue Service
                     600 17th St.
                     Stop 5028 DEN
                     Denver, CO 80202-2490

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     China Nuclear Energy Industry Corp.
                     c/o Simpson, Thacher & Bartlett
                     425 Lexington Avenue
                     New York, NY 10017
                     Attn:  Mark Thompson, Esq.

                     Thad L. Meyer
                     3560 South Dahlia St.
                     Denver, CO 80237

                     ENEL S.p.A.
                     Stephen W. Seifert, Esq.
                     Fairfield and Woods, PC
                     1700 Lincoln #2400
                     Denver, CO 80203-4524

                     Consumers Power Company
                     Danny C. Kelly, Esq.
                     Van Cott, Bagley, Cornwall & McCarthy
                     P.O. Box 45340
                     Salt Lake City, UT 84145-0340

                     Donald W. Radcliffe
                     207 Kirk Ave
                     Ypsilanti, MI 48197

                     James E. Vaughan
                     430 Chemin des Hautins 3
                     F 01280 Prevessin
                     France

                     Backus Enterprises No 35 DBA
                     PIP Printing
                     1745 Stout Street #103
                     Denver, CO 80202

                     Wisconsin Electric Power Company
                     A William Finke Power Company
                     231 West Michigan Street
                     Milwaukee, WI 53203

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Nuclear Electric, Plc
                     Nuclear Energy Institute
                     1776 I Street, N.W., Suite 400
                     Washington, D.C. 20006-2495

                     R.D. Odell
                     243 S. Center
                     Casper, WY 82601

                     Siemens Power Corp.
                     c/o Block and Markus LLC
                     5299 DTC Blvd., Suite 1300
                     GreenwoodVillage, CO 80111

                     Union Bank of Switzerland
                     299 Park Ave.
                     New York, NY 10171
                     Attn:  Christian Ullrich

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     David S. Schramm
                     P.O. Box 47
                     Golden, CO 80402

                     Helen Dudarenko
                     Krasnoproletarskaya 32
                     103030, Moscow
                     Russia

                     Tonya R. Hort
                     9029 E. Mississippi Ave., F-304
                     Denver, CO 80231

                     Concord Employee Benefit Trust
                     Charles F. McVay, Esq.
                     Gorsuch, Kirgis L.L.C.
                     P.O. Box 17180
                     Denver, CO 80217

                     KEPCO Resources America Ltd.
                     Se-Moon Chang, President
                     216 16th Street Mall, Suite 810
                     Denver, CO 80202

                     Pacific Gas & Electric Company
                     Stephen W. Seifert
                     Fairfield and Woods PC
                     1700 Lincoln #2400
                     Denver, CO 80203-4524

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Mitchell A. Presnick
                     Flat 4B, 39 Caine Road
                     Hong Kong

                     Warren Williams International Ltd.
                     705-6 Dominion Centre 43-59
                     Queen's Road East
                     Wanchai, Hong Kong

                     Penny P. Quinn
                     693 S. Logan Street
                     Denver, CO 80209

                     Jervonda L. Nelson
                     19216 E. Clear Creek
                     Parker, CO 80134

                     Colorado Department of Revenue
                     Tax Audit & Compliance Division
                     1375 Sherman Street, Room 504
                     Denver, CO 80261

                     Intertech Corporation
                     Weinman, Cohen & Niebrugge PC
                     1600 Stout Street, Ste 1300
                     Denver, CO 80202

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     PBCC
                     3020 Old Ranch Parkway, Ste. 400
                     Seal Beach, CA 90740-2751

                     Oren L. Benton
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Premier Management, LTD.
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     CSI Enterprises, Inc.
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Energy Fuels Nuclear, Inc.
                     Rick L. Townley #1000
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Albuquerque Uranium Corporation
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Intercontinental Energy Corp.
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Nuexco Exchange AG
                     Leberngasse 15
                     4603 Olten
                     Switzerland

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Energy Fuels Trading, AG
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Nuexco Europe, Ltd. (U.K.)
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Nuexco Asia, Ltd.
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Concord International Mining And Mgmt.
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Nuclear Trading & Development, Ltd.
                     Three Park Central, Suite 900
                     1515 Arapahoe Street
                     Denver, CO 80202

                     Duke Power Company
                     422 S. Church Street
                     Legal Department-PB05E
                     Charlotte, NC 28242-0001

                     British Nuclear Fuels Plc
                     S. Perry Thomas, Jr., Esq.
                     999 Peachtree Street, NE
                     Atlanta, GA 30309-3996

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Franchise Tax Board
                     Special Procedures
                     P.O. Box 2952
                     Sacramento, CA 95812-2952

                     New York Power Authority
                     Attn:  Amy Levine
                     1633 Broadway
                     New York, NY 10019

                           NTC TRUST BENEFICIARIES
                     -------------------------------------

                     Adam Fergusson
                     15 Warwick Gardens
                     London W14 8PH
                     United Kingdom












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